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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 1995

                           RAINBOW TECHNOLOGIES, INC.
            (Exact Name of Registrant as specified in its charter)

                                   Delaware
                 (State or other jurisdiction of incorporation)

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            0-16641                                        95-3745398
     (Commission File No.)                     (IRS Employer Identification No.)
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                              50 Technology Dr.
                               Irvine, CA 92718
            (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (714) 450-7300


                                                        Total number of pages: 4
                                                    Index to Exhibits at page: 4


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Item 2.    Acquisition or Disposition of Assets.

           On May 31, 1995, Rainbow Technologies, Inc. (the "Registrant") completed the acquisition of Mykotronx, Inc. a California corporation ("Mykotronx"). Mykotronx was acquired by Registrant pursuant to an Agreement and Plan of Reorganization among the Registrant, Rainbow Acquisition, Inc. ("Sub") and Mykotronx dated as of January 26, 1995 (the "Plan of Reorganization"), pursuant to which Sub, a wholly-owned subsidiary of the Registrant was merged with and into Mykotronx (the "Merger"). Upon the consummation of the Merger, approximately 1,620,564 shares of the Registrant's Common Stock were issued to the former shareholders of Mykotronx and approximately 195,096 shares of Common Stock of the Registrant were reserved for issuance upon the exercise of Mykotronx options assumed by the Registrant.

           The merger is intended to be accounted for as a pooling-of-interests.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

           a.     Financial Statements of Mykotronx.

           Incorporated herein by reference to pages 66-77 of the Registrant's Registration Statement on Form S-4, File No. 33-89918.

           b.     Pro Forma Financial Information.

           Incorporated herein by reference to pages 38-41 of the Registrant's Registration Statement on Form S-4, File No. 33-89918.

           c.     Exhibits.

                  2 Agreement and Plan of Reorganization among Rainbow Technologies, Inc., Rainbow Acquisition, Inc. and Mykotronx, Inc. dated as of January 26, 1995 (incorporated herein by reference to Exhibit 2 to the Registrant's Registration Statement on Form S-4,
                        File No. 33-89918).



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                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              RAINBOW TECHNOLOGIES, INC.


Dated: May 31, 1995                      By:            WALTER W. STRAUB
                                             ----------------------------------
                                                        Walter W. Straub
                                             President, Chief Executive Officer
                                                 and Chairman of the Board
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                              INDEX TO EXHIBITS


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                                                              Page number in
                                                               sequentially
Exhibit No.                  Description                      numbered version
- -----------                  -----------                      ----------------
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    2             Agreement and Plan of Reorganization
                  among Rainbow Technologies, Inc.,
                  Rainbow Acquisition, Inc. and Mykotronx,
                  Inc., dated January 26, 1995 (incorporated herein by reference to Exhibit 2 to the Registrant's Registration Statement on
                  Form S-4, File No. 33-89918).

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